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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of our reports dated November 14, 1996 included in USLD Communications Corp.'s Form 10-K for the year ended September 30, 1996, and to all references to our firm included in this Registration Statement.



                                                  /S/ ARTHUR ANDERSEN LLP



SAN ANTONIO, TEXAS
NOVEMBER 6, 1997